The PNC Financial Services Group, Inc. Investor Meetings Second Quarter 2014 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
Our presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-
looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix that follows and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2013 Form 10-K and our first quarter 2014 Form 10-Q, including in the Risk Factors and Risk Management sections and in the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-
looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on PNC’s corporate website at www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on those websites is not part of this presentation. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we may sometimes refer to adjusted results to help illustrate the impact of certain types of items. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others to help evaluate the impact of these respective items on our operations. We may also provide information on tangible book value per common share (calculated based on tangible common shareholders’ equity (common shareholders’ equity less goodwill and other intangible assets, other than servicing rights, net of deferred tax liabilities on such intangible assets) divided by common shares outstanding). Where applicable, we provide GAAP reconciliations for such additional information, including in the Appendix and/or other slides and materials on our corporate website at www.pnc.com/investorevents and in our SEC filings. In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC – Investor
Relations.”Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

3 Agenda Performance overview Executing our strategic priorities Continued focus on expense management and capital strength

Corporate & Institutional
A leader in serving middle-market,
large corporate, government and
non-profit entities
A top 10 U.S. bank-held wealth
manager
Asset Management
Residential Mortgage
A primary consumer product
National distribution capabilities
(1) Rankings source: SNL DataSource; Holding companies (for assets) or Banks (for deposits, branches and ATMs) headquartered in
U.S. Assets rank excludes Morgan Stanley and Goldman Sachs.     Both Residential Mortgage Banking and Corporate & Institutional
Banking offices located in these states.
CO
TX
KS
BlackRock
A leader in investment management, risk
management and advisory services
worldwide
March 31, 2014 U.S. Rank
(1)
Deposits $222B 7
th
Assets $323B 7
th
Branches 2,703 4
th
ATMs 8,001 3
rd
Footprint covering nearly half of the U.S.
population
Retail Banking
PNC’s Leading Franchise

Significant Tangible Book Value Growth
12/31/2009 PNC data has been updated to reflect the first quarter 2014 adoption of Accounting Standards Update (ASU) 2014-01 related to investments in low income housing tax credits. See Note A and PNC reconciliation in Appendix for further details. PNC’s book value per common share was $47.64 at 12/31/2009 and $73.73 at 3/31/2014. (1) Peer source: SNL Datasource.
% change 12/31/2009 to 3/31/2014
(1)
Tangible Book Value Per Common Share
$26.15
$56.33
PNC
3/31/14 12/31/09

Strong Financials
Financial Drivers
FY13 vs. FY12 Growth
Revenue 3%
Noninterest Income
(3)
17%
Noninterest Expense
(3)
(8%)
Pretax Pre-Provision
Earnings
(4)
26%
(
1) Net income from continuing operations. For FY10, this excludes income from discontinued operations of $373 million. For the other periods in the chart, net income equals income from continuing operations as PNC did not have discontinued operations for those periods. (2) ROAA is return on average assets. ROAA is calculated as net income from continuing operations divided by average total assets. (3) Prior period amounts have been updated to reflect the first quarter 2014 adoption of Accounting Standards Update (ASU) 2014-01 related to investments in low income housing tax credits. (4) See Note B and PNC reconciliation in the Appendix for additional details.
Up 40%
Y/Y
(1)
(2)

1Q14 Highlights
1Q14 financial
summary
Net income
Diluted EPS from
net income
Return on average
assets
$1.1 billion $1.82 1.35%
Successful first quarter
–
Continued loan and deposit growth
–
Reduced expenses
–
Improved credit quality
–
Seasonal trends impact
Stronger capital position
–
Pro forma fully phased-in Basel III common equity Tier 1 capital ratio of 9.7%
(1)
–
Capital actions
Increased quarterly common stock dividend by 9% to $0.48 for 2Q14
Executing on strategic priorities
(1) As of March 31, 2014 and calculated based on the Basel III standardized approach. We previously referred to the Basel III common equity Tier 1 capital ratio as the Basel
III Tier 1 common capital ratio. Calculated on a pro forma basis without the benefit of the Basel III phase-in provisions. See Transitional Basel III and Pro forma Fully Phased-
In Basel III Common Equity Tier 1 Capital Ratios and related information in the Appendix for further details. (2) Through 1Q15, subject to factors such as market and general economic conditions, economic and regulatory capital conditions, alternative uses of capital, regulatory and contractual limitations, issuances related to employee benefit plans and the potential impact on credit ratings.
Plan to repurchase up to $1.5 billion of common stock over the four quarter period starting in 2Q14
(2)

JPM
PNC
BAC
RF
WFC
CMA
FITB
KEY
COF
BBT
STI
1Q13-1Q14
Expense growth
(2)
1Q13-1Q14
Loan growth
(1)
Strong First Quarter Business Drivers and Results
1Q13-1Q14
Noninterest income growth
Peer Source: SNL Datasource. (1) Loan balances as of 3/31/2013 and 3/31/2014. (2) PNC prior period amounts have been updated to reflect the first quarter 2014 adoption of Accounting Standards Update (ASU) 2014-01 related to investments in low income housing tax credits. (3) PNC’s adjusted noninterest income growth excludes Residential Mortgage. See Appendix for PNC reconciliation.
BAC
WFC
COF
MTB
1Q14
Return on avg. assets
BAC
KEY
CMA
USB
MTB
BAC
BBT
STI
RF
FITB
WFC
JPM
Adjusted
noninterest
income
growth was
7%
(3)

Redefine the Retail
Banking business
Drive growth in
acquired &
underpenetrated
markets
Capture more
investable assets
Build a stronger
Residential
Mortgage business
Bolster
infrastructure &
Streamline
processes
Revenue Growth and Efficiency Improvement
Opportunities
Targeted Outcomes
(1)
Increase
fee income
Expand
market share
Deepen
relationships
Improve operating
efficiencies
Strategic Priorities
(1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies.

Deeper Penetration in Underpenetrated and Acquired
Markets
Total Corporate Banking and AMG sales
Total Corporate Banking and AMG cross-sales
AMG refers to Asset Management Group. 2014 sales and cross-sales through March 31, 2014 annualized. (1) Southeast markets defined as Alabama,
Georgia, North Carolina, South Carolina and Florida. Includes the impact of RBC Bank (USA), which we acquired on March 2, 2012.
(2) Southeast 2012 sales and cross sales reflect 10 months annualized. (3) See Note D in Appendix for additional details.
Deepening client relationships
Northeast Midwest
Northeast Midwest
New client
Year 1
New client
Year 2
Existing
clients
(3)
Southeast (1)
Southeast (1)
Product Growth
Corporate Banking Primary Clients
Actual Actual Annualized Annualized
Actual Actual Annualized Annualized Annualized
Annualized
(2)
(2)

Strong Performance in Demographically Attractive
Southeast Markets
(1)
(1) Southeast markets defined as Alabama, Georgia, North Carolina, South Carolina and Florida. Includes the impact of RBC
Bank (USA), which we acquired on March 2, 2012. (2) Total DDA households refers to consumer and small business relationships. (3) A mortgage with a borrower as part of a residential real estate purchase transaction.
Asset Management Group Residential Mortgage Banking
Retail Banking Corporate & Institutional Banking
Purchase
(3)
Total DDA Households
(2)
Assets Under
Management
Refinance
Average Total Loans
Average Total Loans
Referral Sales
$5.8
$6.3
$369
$231
Loan Origination Volume
19%

Capturing More Investable Assets
1Q14 Highlights
Retail Banking - Brokerage Managed Account Assets
Asset Management Group
Continued momentum in asset
growth
AUA increased 3% linked quarter
Discretionary AUM core net flows
(3)
strength continues:
Noninterest income increased 9% for
1Q14 compared to 1Q13
8%
CAGR
AMG - Assets Under Administration (AUA)
40%
CAGR
AMG refers to Asset Management Group. AUM refers to assets under management. (1) Represents the potential households’ investable assets across
PNC’s Retail Bank footprint held by PNC’s existing customers. Personal investable assets excludes principal residence and relates only to PNC’s personal investments business and is not incremental. (2) Represents the value of investments by individuals in the states represented by the RBC Banks (USA)
acquisition even where it overlaps with prior PNC states such as Florida. Source: Data Analytics Research using IXI household data. (3) After adjustment to total net flows for cyclical client activities.
Retail Banking Brokerage
Total investable assets opportunity of
$1.9 trillion across our existing Retail
Banking clients
(1)
Southeast market represents
$800B
(2)
potential high net worth
investable assets
– $1.6 billion in 1Q14
– $4.7 billion in FY13
– Managed Account sales increased
15% in 1Q14
– Total quarter-end Brokerage assets
of $41 billion, up 6% compared to
end of 1Q13

Old Model
Outcomes
New Model
Responses
Transforming our Retail Banking Model
Transitioning model based on innovation and premium value
Expectations of “free”
Changing customer preferences
Reduced revenue sources
Expensive distribution
New checking continuum
Enhance customer experience
and brand
Value-based revenue model
Redefine the branch network

Retail Banking – Redefining the Branch Network
Digital Consumer Customers
(1)
Retail Banking Headcount (HC)
12 month change
Investment Professionals
Call Center Sales Reps.
Tellers
Total HC
(Dec. 2012 vs. Dec. 2013)
(1) Digital Consumer Customers represents consumer checking relationships that process the majority of their transactions through non-branch channels.
Successfully migrating customers to self-service – ATM/Mobile usage increasing
1Q13 1Q14
Total deposit transactions

Retail Banking – Redefining the Branch
Current technology initiatives
Investing in technology
New branch formats
–
Flexible spaces
–
New sales and
services focus
Future technology initiatives
Research – PNC Center for Financial
Services Innovation joint effort with
Carnegie Mellon University
– Video advisor
– Video wall
– Assisted ATM
– Instant card
issuance
– Employee tablet
– DepositEasy
SM
ATMs
– Video teller
– Mobile tablet
account opening

Building a Stronger Residential Mortgage Banking
Business
2014 industry volume
(1)
expected to be lowest since 1997
PNC outpacing industry
(4)
Closing purchase applications faster than industry
Continued upward trend in customer loyalty
(1) Source: Mortgage Bankers Association (MBA), April 2014 publication (2) A mortgage with a borrower as part of a residential real estate purchase transaction. (3) Source: Form 10-Q filings for period ended March 31, 2014. (4) Chase Retail. (5) Source: Icon-
Lendershare report, May 2014. (6) See Note C in Appendix for details on PNC’s mortgage origination customer loyalty.
1Q13 vs. 1Q14 Change in Total Fundings
(3)
(5)
(6)
(2)

Building Best In Class Technology & Operations
Focused Priorities
Establishing a foundation to support our scale and effectively respond to rapidly changing environments
Providing ability to grow with existing investments
Creating a competitive advantage – improved operational efficiency and business agility
Retail transformation
Cyber security
Modernize applications
Infrastructure enhancements

Noninterest Expense Trends
(1)
Continued Focus on Expense Management
2014 Expense Management
Opportunities
(1) Prior period amounts have been updated to reflect the first quarter 2014 adoption of Accounting Standards Update (ASU) 2014-01 related to investments in low income housing tax credits. (2) Percentage decline is calculated based on numbers rounded to three decimals. (3) See Note E in the Appendix for further details. (4) CIP refers to PNC’s Continuous Improvement Program.
Lowering service delivery costs
Branch reconfiguration and
consolidations
Re-engineering mortgage
servicing business
Enhancing online investment
platform and centralized
services
CIP (4) goal of $500 million
Down 4%
(2)
Down 8%
Highlights
Decreased expense reflected
our disciplined expense
management
Efficiency ratio (3) of 60% in
1Q14

Capital Strength Reflected in Stress Test
Source: The Board of Governors of the Federal Reserve Dodd-Frank Act Stress Test, March 2014: Supervisory Stress Test Methodology and Results,
March 2014 (as corrected). (1) The variance reflects the difference under the Federal Reserve’s supervisory stress test between the Basel I Tier 1 common capital ratios reported as of September 30, 2013 and the minimum Basel I Tier 1 common capital ratio reached under the supervisory severely adverse scenario between the periods 4Q13 and 4Q15. Ratios were calculated using the capital action assumptions contained in the Federal Reserve’s
Dodd-Frank stress testing rules.
Company Reported
Basel I Tier 1 Common Ratio (9/30/13)
Basel I Tier 1
Common Ratio Variance
(1)
BBT
USB
STI
PNC
FITB
KEY
CMA
RF
WFC
MTB
JPM
COF
BAC

Strong Capital Build
Strong Capital Position Provides Capital Flexibility Highlights
Capital priorities:
Increased quarterly common
stock dividend by 9% to
$0.48 for 2Q14
Plan to repurchase up to $1.5
billion of common stock
through 1Q15
(3)
(1) We previously referred to the Basel III common equity Tier 1 capital ratio as the Basel III Tier 1 common capital ratio. (2) Calculated on a pro forma basis without the benefit of the Basel III phase-in provisions. For both 1Q14 and 4Q13, the resulting pro forma fully phased-in Basel III common equity Tier 1 ratios were calculated based on the Basel III standardized approach. Advanced approaches RWAs and related rules were utilized for 1Q13. See Transitional Basel III and Pro forma Fully Phased-In Basel III Common Equity Tier 1 Capital Ratios and related information in the Appendix for further details. (3) See Note 2 on slide 7 above.
– Build capital to support
client growth and
business investment
– Maintain appropriate
capital in light of
economic uncertainty
– Return excess capital to
shareholders, subject to
the CCAR process

21
Relative Returns and Valuation

ROACE
(2)
3/31/14
USB 14.4%
WFC 14.2
COF 10.8
PNC 10.4
BBT 10.3
JPM 9.7
KEY 9.4
FITB 8.9
STI 8.1
RF 8.0
MTB 8.0
CMA 7.6
BAC -0.9
Current
Price/TBV
(3)
USB 2.76x
MTB 2.23
WFC 2.01
BBT 1.98
COF 1.58
FITB 1.51
PNC 1.48
STI 1.39
RF 1.31
KEY 1.29
JPM 1.29
CMA 1.27
BAC 1.07
ROAA
(1)
3/31/14
WFC 1.59%
COF 1.57
USB 1.55
PNC 1.35
BBT 1.27
RF 1.08
KEY 1.07
MTB 1.06
FITB 0.99
STI 0.93
JPM 0.88
CMA 0.86
BAC -0.05
Peer Average 1.07% Peer Average 1.63x Peer Average 9.0%
Based on closing price as of 5/7/2014. Tangible book value (TBV) as of 3/31/2014.
Peer Source: SNL Datasource. Peer Average is average of peers listed in table. (1) See Note 2 on slide 6 above. (2) ROACE is return on average common shareholders’ equity. (3) Price to tangible book value (P/TBV) based on closing price as of 5/19/2014 and TBV as of 3/31/2014. PNC’s tangible book value (TBV) as of 3/31/2014 was $56.33 and its book value was $73.73. See Note A and PNC reconciliation in Appendix for further details.

Key Takeaways
Strong financial results
Strategic priorities provide opportunities for
continued profitability driven by revenue growth and
improved efficiencies
Capital flexibility positions us well for returning
capital to shareholders

* * * * *

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,”
“estimate,” “goal,” “will,” “should” and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date made.  We do not assume any duty and do not undertake to update forward-looking statements.
Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
– Changes in interest rates and valuations in debt, equity and other financial markets.
– Disruptions in the liquidity and other functioning of U.S. and global financial markets.
– The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S.
government-backed debt, as well as issues surrounding the levels of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
– Actions by the Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
– Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
– Slowing or reversal of the current U.S. economic expansion.
– Continued residual effects of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
– Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
•Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting.  These statements are based on our current view that the U.S. economic expansion will speed up to an above trend growth rate near 2.8 percent in 2014 as drags from Federal fiscal restraint subside and that short-term interest rates will remain very low and bond yields will rise only slowly in 2014. These forward looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.
•Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
PNC’s ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve as part of PNC’s comprehensive capital plan for the applicable period in connection with the regulators’ Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve.
PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of PNC’s balance sheet.  In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent on the ongoing development, validation and regulatory approval of related models.
Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities.  Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management.  These developments could include:
– Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles.  We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the most recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
– Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-
related initiatives.
– Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City.
These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to
PNC.
– Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
– Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock.  Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its
SEC filings.
We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities.  Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues.  Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
Business and operating results can also be affected by widespread natural and other disasters, dislocations, terrorist activities, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2013 Form 10-K and our first quarter 2014 Form 10-Q, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes To
Consolidated Financial Statements in those reports, and in our subsequent SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only.  Information on these websites is not part of this document.
Any annualized, pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Notes
Appendix
Explanatory Notes
(A) Tangible book value per common share calculated based on tangible common shareholders' equity (common shareholders'
equity less goodwill and other intangible assets, other than servicing rights, net of deferred tax liabilities on such intangible assets) divided by period-end common shares outstanding. PNC's book value per share was $47.64 and $73.73 at 12/31/09 and 3/31/14, respectively. See Appendix, Slide 30 for PNC reconciliation.
(C) Originations customer loyalty three month rolling average. Measure of customer loyalty based on survey responses of customers who have recently closed a loan with PNC, and their responses to three questions: Overall satisfaction, likelihood to recommend, likelihood to use again. Responses are given a rating of 1-5 (5 being the best) and all 5s are considered to be a “loyal customer”.
(B) Pretax pre-provision earnings is defined as total revenue less noninterest expense. We believe that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
(E) Efficiency ratio calculated as noninterest expense divided by total revenue.
(D) Represents PNC's Corporate Banking clients excluding new clients of less than three years as of 12/31/13. A Corporate
Banking primary client is defined as a corporate banking relationship with annual revenue generation of $50,000 or more or, within corporate banking, a commercial banking client relationship with annual revenue generation of $10,0000 or more.

Transitional Basel III and Pro forma Fully Phased-In Basel III
Common Equity Tier 1 Capital Ratios
Appendix
As a result of the staggered effective dates of the final U.S. capital rules issued in July 2013, as well as the fact that PNC remains in the parallel run qualification phase for the advanced approaches, PNC’s regulatory risk-based capital ratios in 2014 are based on the definitions of, and deductions from, capital under Basel III
(as such definitions and deductions are phased-in for 2014) and Basel I risk-weighted assets (but subject to certain adjustments as defined by the Basel III rules). We refer to the capital ratios calculated using these
Basel III phased-in provisions and Basel I risk-weighted assets as the Transitional Basel III ratios. These capital ratios became effective for PNC on January 1, 2014.
We provide information on the next slide regarding PNC’s Transitional Basel III common equity Tier 1 ratio and PNC’s pro forma fully phased-in Basel III common equity Tier 1 ratio. We previously referred to the Basel III common equity Tier 1 ratio as the Basel III Tier 1 common ratio. In addition, on the next slide we provide information regarding PNC’s Basel I Tier 1 common capital ratio, which was applicable to PNC through 2013 under the U.S. regulatory capital rules.
Common equity Tier 1 capital as defined under the Basel III rules adopted by the U.S. banking agencies differs materially from Basel I. For example, under Basel III, significant common stock investments in unconsolidated financial institutions, mortgage servicing rights and deferred tax assets must be deducted from capital to the extent they individually exceed 10%, or in the aggregate exceed 15%, of the institution’s adjusted common equity Tier 1 capital. Also, Basel I regulatory capital excludes accumulated other comprehensive income related to securities currently and previously held as available for sale, as well as pension and other postretirement plans, whereas under Basel III these items are a component of PNC's capital.

Transitional Basel III and Pro forma Fully Phased-In Basel III
Common Equity Tier 1 Capital Ratios
Appendix
Transitional Basel
III
Dollars in millions
Mar. 31, 2014 Mar. 31, 2014 Dec. 31, 2013(a) Mar. 31, 2013(a)
Common stock, related surplus, and retained earnings, net of treasury stock $38,722 $38,722 $38,031 $35,305
Less regulatory capital adjustments:
Goodwill and disallowed intangibles, net of deferred tax liabilities (8,932) (9,291) (9,321) (9,412)
Basel III total threshold deductions (214) (1,186) (1,386) (2,076)
Accumulated other comprehensive income (b) 82 410 196 289
All other adjustments (c) (16) (106) (64) (580)
Estimated Common equity Tier 1 capital 29,642 28,549 27,456 23,526
Estimated Basel I risk-weighted assets calculated in accordance with transition rules for 2014 (d)
273,826
N /A N /A N /A
Estimated Basel III standardized approach risk-weighted assets (e) N /A 293,310 291,977
N /A
Estimated Basel III advanced approaches risk-weighted assets (f) N /A 289,441 290,080 293,810
Estimated Basel III Common equity Tier 1 capital ratio
10.8% 9.7% 9.4% 8.0%
Risk-weight and associated rules utilized
Basel I (with 2014
transition adjustments)
Standardized Standardized Advanced
(b) Represents net adjustments related to accumulated other comprehensive income for securities currently and previously held as available for sale, as well as pension and other postretirement plans.
(c) Includes adjustments as required based on whether the standardized approach or advanced approaches is utilized.
(d) Includes credit and market risk-weighted assets.
(e) Estimated based on Basel III standardized approach rules and includes credit and market risk-weighted assets.
(f) Estimated based on Basel III advanced approaches rules and includes credit, market and operational risk-weighted assets.
2013 Basel I Tier 1 Common Capital Ratios (a) (b)
Dollars in millions
Dec. 31, 2013 Mar. 31, 2013
Basel I Tier 1 common capital
$28,484 $25,680
Basel I risk-weighted assets 272,169 261,491
Basel I Tier 1 common capital ratio 10.5% 9.8%
(a) Effective January 1, 2014, the Basel I Tier 1 common capital ratio no longer applies to PNC (except for stress testing purposes). Our 2013 Form 10-K included additional information regarding our Basel I capital ratios.
Pro forma Fully Phased-In Basel III
PNC utilizes the pro forma fully phased-in Basel III capital ratios to assess its capital position (without the benefit of phase-ins), including comparison to similar estimates made by other financial institutions.  Our Basel III capital ratios and estimates may be impacted by additional regulatory guidance or analysis and, in the case of those ratios calculated using the advanced approaches, the ongoing evolution, validation and regulatory approval of PNC’s models integral to the calculation of advanced approaches risk-weighted assets.
(b) Amounts have not been updated to reflect the first quarter 2014 adoption of ASU 2014-01 related to investments in low income housing tax credits.
(a) Amounts have not been updated to reflect the first quarter 2014 adoption of Accounting Standards Update (ASU) 2014-01 related to investments in low income housing tax credits.

Tangible Book Value per Common Share
Appendix
Tangible Book Value per Common Share Ratio
3/31/14 vs.
12/31/09
Dollars in millions, except per share data
Mar. 31, 2014
Dec. 31, 2009
(b)
Book value per common share 73.73 $                  47.64 $                55%
Tangible book value per common share
Common shareholders' equity 39,378 $                21,995 $
Goodwill and Other Intangible Assets (a) (9,621)                    (10,650)
Deferred tax liabilities on Goodwill and Other Intangible Assets (a) 331                        738
Tangible common shareholders' equity 30,088 $                12,083 $
Period-end common shares outstanding (in millions) 534                        462
Tangible book value per common share (Non-GAAP)
56.33 $                  26.15 $
115%
(a) Excludes the impact from mortgage servicing rights of $1.6 billion at March 31, 2014 and $2.3 billion at December 31, 2009.
Tangible book value per common share is a non-GAAP financial measure and is calculated based on tangible common shareholders’ equity divided by period-end common shares outstanding. We believe this non-GAAP financial measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value.
(b) Prior period amounts have been updated to reflect the first quarter 2014 adoption of Accounting Standards Update (ASU)
2014-01 related to investments in low income housing tax credits.
% Change

Non-GAAP to GAAP Reconcilement
Appendix
$ in millions
Dec. 31, 2013 Dec. 31, 2012 % Change
   Net interest income $9,147 $9,640 -5%
   Noninterest income $6,865 $5,872 17%
Total revenue $16,012 $15,512 3%
Noninterest expense (1) ($9,681) ($10,486) -8%
Pretax pre-provision earnings (2) $6,331 $5,026 26%
Net income (1) $4,212 $2,994 41%
(1) Prior period amounts have been updated to reflect the first quarter 2014 adoption of
Accounting Standards Update (ASU) 2014-01 related to investments in low income housing tax credits.
(2) PNC believes that pretax, pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
For the year ended

Non-GAAP to GAAP Reconcilement
Appendix
$ in millions
Mar. 31, 2014 Mar. 31, 2013 % change
Asset management $364 $308
Consumer services $290 $296
Corporate services $301 $277
Residential mortgage $161 $234
Deposit service charges $147 $136
Net securities gains $10 $14
Net other-than-temporary impairments ($2) ($10)
Other $311 $311
Total noninterest income, as reported $1,582 $1,566 1%
Less Residential mortgage $161 $234
$1,421 $1,332 7%
Noninterest income, adjusted for Residential mortgage
For the three months ended

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC